CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 14, 1995, is entered into among the stockholders of The Millbrook Press Inc., a Delaware corporation (the "Company"), listed on the signature pages hereto (individually referred to herein as a "Stockholder" and collectively as the "Stockholders"). The Company is also a party to this Agreement for purposes of the covenant set forth in Section 8 hereof.

                                    RECITALS

         1. Each of Howard B. Graham and Frank E. Farrell is currently serving both as a director and an officer of the Company, and Jean E. Reynolds is currently serving as an officer of the Company (each of such persons referred to individually as an "Officer" and collectively as the "Officers").

         2. The Company and People's Bank (the "Lender") propose to enter into that certain Loan and Security Agreement, dated as of even date herewith (the "Loan Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lender to the Company in an aggregate principal amount not to exceed $2,700,000 (the "Loans").

         3. In order to induce the Lender to enter into the Loan Agreement, the Officers will enter into that certain Guaranty of Validity of Accounts, dated as of even date herewith (the "Guaranty"), substantially in the form of EXHIBIT A attached hereto, pursuant to which the Officers will personally guarantee the validity of the present and future accounts receivable of the Company.

         4. The Stockholders acknowledge that the Lender has requested that each Officer enter into the Guaranty because of his status as an officer of the Company.

         5. The Officers have indicated that they do not regard the indemnity available under those certain Indemnification Agreements, dated as of February 23, 1994 (the "Indemnification Agreements"), by and between the Company and each Officer, respectively, as adequate to protect them from the risks of personal loss associated with the Guaranty. In this connection, each Officer and the other Stockholders have agreed to enter into this Contribution Agreement in order to provide greater protection to the Officers against the risks of personal liability under the Guaranty.

                                   AGREEMENTS

         To induce the Officers to enter into the Guaranty, and in consideration thereof, the parties hereto have agreed as follows:

         1. RIGHT OF CONTRIBUTION. (a) Each of the Officers shall have a right of contribution from the other Stockholders for any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) arising from any claims, demands, proceedings or lawsuits initiated by the Bank against any Officer arising out of or in connection with the Guaranty (the "Losses"); PROVIDED, HOWEVER, that such Officer shall have first sought indemnification from the Company pursuant to his respective Indemnification Agreement, and the Company shall have failed to provide indemnification to such Officer in circumstances under which such indemnification was required to have been provided by the Company in accordance with the terms of such Indemnification Agreement, before such Officer shall have any right of contribution pursuant to this Agreement; and

         (b) The amount of any Losses to be contributed by each Stockholder shall be determined on a pro rata basis among the Stockholders based on their respective pro rata percentage ownership of shares of capital stock in the Company immediately prior to such contribution (such contributions are herein referred to as a "Contribution"). For any Losses as to which Contribution is required hereunder, each Stockholder shall be required to make a Contribution equal to the product of (i) such Stockholder's percentage interest in the Company's capital stock multiplied by (ii) the Contribution Amount specified in the applicable Contribution Notice applicable to such Losses (as such terms are defined below). In the event that any Stockholder (a "Defaulting Stockholder") fails to contribute such Stockholder's proportional share of a Contribution, the other Stockholders shall pay a proportional share (pro rata based on their respective ownership of shares of capital stock in the Company) of the amount of the Defaulting Stockholder's unpaid proportional share of such Contribution. All Stockholders shall cooperate with each other in pursuing such remedies with respect to a Defaulting Stockholder as may be necessary or appropriate to compel such Defaulting Stockholder to repay to the other Stockholders all amounts contributed by such other Stockholders with respect to the Defaulting Stockholder's proportional share of any Contribution.

         2. NOTICE OF CONTRIBUTION. After an Officer has first requested, pursuant to his respective Indemnification Agreement, and been denied indemnification thereunder in circumstances under which such indemnification was required to have been provided by the Company in order to satisfy a claim of such Officer for indemnification by the Company for any Losses, the applicable Officers shall give immediate notice thereof (the "Contribution Notice") to the Stockholders (which notice shall specify the Company's denial of indemnification and the actual or anticipated Contribution necessary from all Stockholders for such Losses) (the "Contribution Amount"), and each Stockholder shall make the requisite Contribution as determined pursuant to Section 1(b) hereof within twenty (20) days after receipt of such Contribution Notice.

         3. ENFORCEMENT. If a claim or request for Contribution under this Agreement is not paid by any Stockholder within twenty days after the Contribution Notice has been received by such Stockholder, the applicable Officer or Officers may at any time thereafter bring suit against such Stockholder to recover the unpaid amount of the claim or request for Contribution and if successful, in whole or in part, such Officer shall be entitled to be paid also the expenses of prosecuting such suit. Each Stockholder shall have the right to recoup from each Officer the amount of any Contribution theretofore paid by such Stockholder to such Officer pursuant to this Agreement, to the extent it is established that such Contribution was not required to have been made in accordance with the terms hereof.

         4. EXCLUSIONS. Notwithstanding any other provision of this Agreement, the Stockholders shall not be liable under this Agreement to make any Contribution in connection with any claim made against each Officer:

                  (a) to one extent that such Officer is indemnified and actually paid pursuant to his respective
                  Indemnification Agreement with the Company;

                  (b) to the extent that payment is actually made to the Officer under a valid, enforceable and collectible insurance policy;

                  (c) to the extent that such Officer is indemnified and actually paid otherwise than pursuant to this Agreement; and

                  (d) to the extent that acts or omissions of such Officer giving rise to the Losses for which the Contribution is to be paid are found by a court of competent jurisdiction to have resulted from bad faith, fraud, gross negligence or reckless or intentional misconduct; and

                  (e) where the Stockholders are prohibited by applicable law from paying same.

         5. PARTIAL CONTRIBUTION. If any Officer is entitled to Contribution by the Stockholders pursuant to this Agreement for some or a portion of any Losses, but not, however, for the total amount thereof, the Stockholders shall nevertheless contribute to such Officer the portion of such Contribution to which the Officer is entitled.

         6. ADVANCE OF LOSSES. An Officer may seek contributions to cover the cost of expenses, except the amount of any settlement, incurred by such Officer in connection with any litigation, which Contribution shall be paid in advance of a final determination of such litigation upon the request of any Officer, provided that no Stockholder shall have an obligation to make advances unless such Officer has first sought indemnification from the Company pursuant to his respective Indemnification Agreement and the Company shall have failed to provide indemnification in circumstances under which such indemnification was required to have been provided by the Company in order to satisfy such claim or request for indemnification. Each Officer hereby undertakes to repay to the Stockholders the amount of any Contribution theretofore paid by the Stockholders to the extent that it is ultimately determined that such Losses are not reasonable or that such Officer is not entitled to Contribution pursuant to
Section 1 or Section 4 hereof.

         7. APPROVAL OF LOSSES. No Losses for which Contribution shall be sought under this Agreement, other than those in respect to judgments and verdicts actually rendered, shall be incurred without the prior consent of the Stockholders representing at least a majority of the outstanding shares of capital stock of the Company, which consent shall not be unreasonably withheld, provided, that if such consent is unreasonably withheld, failure to obtain such consent shall not offset the obligation of the Stockholders to contribute to the payment of all reasonably incurred Losses. The Stockholders representing a majority of the outstanding shares of the capital stock of the Company, shall act to approve or deny Contribution for Losses within twenty (20) days of receipt of the Contribution Notice by the last Stockholder to receive such Contribution Notice. If the Stockholders representing a majority of the outstanding shares of the capital stock of the Company deem it advisable, such Stockholders shall be permitted to assume the defense of any litigation for which Contribution for Losses is sought pursuant hereto.

         8. Replacement Guarantor. The Company and the Shareholders hereby covenant with each of the Officers that the Company shall, and the Stockholders will cause the Company to:

                  (i) provide a replacement guarantor acceptable to Lender who shall commit in writing to undertake the obligations contained in the Guaranty, and

                  (ii) secure from Lender and unconditional release from such Officer's obligations under the Guaranty,

in the event of, and with such replacement to be effective as of, such Officer's complete cessation of involvement, whether by termination of employment or otherwise, with the Company.

         9. TERMINATION. This Agreement is a continuing agreement and shall remain in full force and effect until (i) the payment in full of the Company's obligations to the Lender under the Loan Agreement, and (ii) the Lender shall have no commitment to make any Loan to the Company under the Loan Agreement, at which time this Agreement shall be terminated.

         10. NOTICES. All notices and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five (5) days after having been deposited in the mail, air postage prepaid, or in the case of notice by telecopier (fax), when sent, or in the case of overnight courier service, one business day after delivery to a nationally recognized overnight courier service, to such addresses as appear on the record books of the Company.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

         12. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the rule regarding conflicts of law thereof.

         13. GENDER. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons, thing or entity may require.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

STOCKHOLDERS:                           21ST CENTURY COMMUNICATIONS T-E
                                        PARTNERS, L.P.

                                        By:  Sandler Investment Partners, L.P.,
                                             general partner

                                             By:  Sandler Capital Management,
                                                  general partner

                                                  By:      EMEBE Corp., general
                                                             partner

                                                  By:  ------------------------
                                                           Name:
                                                           Title:

                                        21ST CENTURY COMMUNICATIONS
                                        PARTNERS, L.P.

                                        By:  Sandler Investment Partners, L.P.,
                                             general partner

                                             By:  Sandler Capital Management,
                                                  general partner

                                                  By:      EMEBE Corp., general
                                                             partner

                                                  By:  ------------------------
                                                           Name:
                                                           Title:

                                        21ST CENTURY COMMUNICATIONS FOREIGN
                                        PARTNERS, L.P.

                                        By:  Sandler Investment Partners, L.P.,
                                             general partner

                                             By:  Sandler Capital Management,
                                                  general partner

                                                  By:      EMEBE Corp., general
                                                             partner

                                                  By:  ------------------------
                                                           Name:
                                                           Title:


                                            APPLEWOOD ASSOCIATES, L.P.


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner


                                            WOODLAND PARTNERS


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner



                                            ARCHON PRESS, LTD.


                                            By:-------------------------------
                                               Name:
                                               Title:


                                            ----------------------------------
                                            Harvey Sandler

                                        21ST CENTURY COMMUNICATIONS FOREIGN
                                        PARTNERS, L.P.

                                        By:  Sandler Investment Partners, L.P.,
                                             general partner

                                             By:  Sandler Capital Management,
                                                  general partner

                                                  By:      EMEBE Corp., general
                                                             partner

                                                  By:  ------------------------
                                                           Name:
                                                           Title:

                                            APPLEWOOD ASSOCIATES, L.P.


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner


                                            WOODLAND PARTNERS


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner



                                            ARCHON PRESS, LTD.


                                            By:-------------------------------
                                               Name:
                                               Title:


                                            ----------------------------------
                                            Harvey Sandler

                                        21ST CENTURY COMMUNICATIONS FOREIGN
                                        PARTNERS, L.P.

                                        By:  Sandler Investment Partners, L.P.,
                                             general partner

                                             By:  Sandler Capital Management,
                                                  general partner

                                                  By:      EMEBE Corp., general
                                                             partner

                                                  By:  ------------------------
                                                           Name:
                                                           Title:

                                            APPLEWOOD ASSOCIATES, L.P.


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner


                                            WOODLAND PARTNERS


                                            By:-------------------------------
                                               Name:  Barry Rubenstein
                                               Title:  General Partner



                                            ARCHON PRESS, LTD.


                                            By:-------------------------------
                                               Name:
                                               Title:


                                            ----------------------------------
                                            Harvey Sandler

                                            ------------------------------------
                                            Andrew Sandler


                                            ------------------------------------
                                            Michael Marocco


                                            ------------------------------------
                                            John Kornreich


                                            ------------------------------------
                                            Barry Lewis


                                            ------------------------------------
                                            Barry Fingerhut


                                            ------------------------------------
                                            Irwin Lieber


                                            ------------------------------------
                                            Jonathan Lieber


                                            ------------------------------------
                                            Seth Lieber


                                            ------------------------------------
                                            Hannah Stone


                                            ------------------------------------
                                            Jean Reynolds

                                            ------------------------------------
                                            Andrew Sandler


                                            ------------------------------------
                                            Michael Marocco


                                            ------------------------------------
                                            John Kornreich


                                            ------------------------------------
                                            Barry Lewis


                                            ------------------------------------
                                            Barry Fingerhut


                                            ------------------------------------
                                            Irwin Lieber


                                            ------------------------------------
                                            Jonathan Lieber


                                            ------------------------------------
                                            Seth Lieber


                                            ------------------------------------
                                            Hannah Stone


                                            ------------------------------------
                                            Jean Reynolds

THE COMPANY:                                THE MILLBROOK PRESS INC.


                                            By: -------------------------------
                                                Name:
                                                Title:  Vice President

                                            ------------------------------------
                                            Frank Farrell


                                            ------------------------------------
                                            Howard Graham and Rita Graham,
                                            as JTWROS


OFFICERS:                                   ------------------------------------
                                            Jean Reynolds


                                            ------------------------------------
                                            Frank Farrell


                                            ------------------------------------
                                            Howard Graham